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                                                                   EXHIBIT 10.19


                               OPTION AGREEMENT
                               ----------------

        THIS OPTION AGREEMENT (the "Agreement") is made and entered into as of this 5th day of September, 1996, and is effective as of the 1st day of January, 1994, by and between Nu Skin Asia Pacific, Inc., a Delaware corporation (the "Company"), and M. Truman Hunt (the "Option Holder").


                                   Recitals
                                   --------

        The parties hereto desire to enter into this written agreement to confirm the terms of an agreement entered into between the shareholders of Nu Skin International, Inc. ("NSI") and the Option Holder on January 1, 1994 providing for the grant of an option to the Option Holder to purchase shares of the authorized and unissued Common Stock of the Company, upon the formation of the Company by the shareholders of NSI as a holding company for all of NSI's Asian operations, in connection with services rendered by the Option Holder to the Company, the shareholders of NSI, and NSI.


                                   Agreement
                                   ---------

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the foregoing recitals, the parties hereby agree as follows:

        1.   Grant of Option.  The Company hereby grants to the Option Holder
             ---------------
the right and option (the "Option") to purchase from the Company, upon the terms and conditions set forth herein, that number of shares of the Company's Class A Common Stock as would, when issued, represent one-third of one percent (.333%) of the Company's outstanding shares of Common Stock, as determined on a fully diluted basis immediately following the consummation of the reorganization whereby the Company becomes the holding company of Nu Skin Hong Kong, Inc., Nu Skin Taiwan, Inc., Nu Skin Japan Company Limited, and Nu Skin Korea, Inc. (the "Shares").

        2.   Exercise Price.  The Shares may be purchased upon the exercise of
             --------------
the Option at a price per share equal to the quotient obtained by dividing Five Hundred Thousand Dollars ($500,000) by the number of Shares (the "Exercise Price"). The parties acknowledge and represent that the Exercise Price represents the fair market value for the Shares as of January 1, 1994, the date of the original agreement between the Option Holder and the shareholders of NSI and is based on the fair


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market value of NSI's Asian operations as January 1, 1994. In the Option
Holder's discretion, the Exercise Price may be satisfied (i) by cancellation of indebtedness to the Option Holder, or (ii) by cash or check.

        3.   Term of Option.  The Option shall be exercisable at the discretion
             --------------
of the Option Holder at any time prior to January 1, 2004, the tenth anniversary of the date of the original agreement between NSI's shareholders and the Option Holder.

        4.   Rule 701.  The parties agree and acknowledge that the grant and
             --------
exercise of the Option and the issuance of the Shares hereunder is intended to qualify, to the fullest extent possible, as the grant of an option and an issuance of shares of Class A Common Stock pursuant to Rule 701 promulgated under the Securities Act of 1933, as amended, or any successor rule thereto. The parties acknowledge that this Agreement is entered into for the purpose of compensating the Option Holder, who, since 1991, has rendered and will continue to render valuable services to the benefit of NSI and to the Company.

        5.   Manner of Exercise.  The Option may be exercised in whole or in
             ------------------
part at any time after the date hereof and prior to the expiration of the term of the Option. The Option Holder may exercise the Option by delivering written notice thereof to the Company at the offices of the Company together with payment of the Exercise Price. Upon and as of receipt by the Company of a notice of exercise of the Option accompanied by payment as herein provided, the Option Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Option Holder.

        6.   Authorization; Reservation of Shares.  The Company hereby
             ------------------------------------
represents and warrants that it is authorized to enter into this Agreement and covenants and agrees that at all times during the period the Option is exercisable it shall reserve from the Company's authorized and unissued Class A Common Stock for issuance and delivery upon exercise of the Option such number of shares of its Class A Common Stock as shall be required for issuance and delivery upon exercise of the Option. The Company agrees that its issuance of the Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Class A Common Stock upon the exercise of the Option.

        7.   Fractional Shares.  No fractional shares or stock representing
             -----------------
fractional shares shall be issued upon the exercise of the Option. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

        8.   Transfer, Exchange or Assignment of Option.  The Option may be
             ------------------------------------------
assigned or transferred only in accordance with and subject to the provisions of the Securities Act of 1933 and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being

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hereinafter collectively referred to as the "Act"). Any assignment made hereunder shall be made by delivery of a copy of a duly executed assignment to the Company at the Company's principal office.

        9.   Adjustment of Exercise Price and Number of Shares.
             -------------------------------------------------

             (a) Adjustment for Dividends in Stock. In case at any time or from
                 ---------------------------------
time to time, on or after the date hereof, the holders of the Common Stock of the Company shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional capital stock of the Company by way of dividend, then and in each case, the Option holder shall, upon the exercise of the Option, be entitled to receive, in addition to the number of shares of Class A Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional capital stock of the Company which the Option Holder would hold on the date of such exercise had it been the holder of record of such Class A Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional capital stock receivable by it as called for during such period by paragraphs (a) and (b) of this paragraph 9.

             (b) Adjustment for Reclassification, Reorganization or Merger. In
                 ---------------------------------------------------------
case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Option Holder, upon exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the capital stock or other securities or property to which the Option Holder would have been entitled upon such consummation if the Option Holder had exercised the Option immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c); in each such case, the terms of this paragraph 9 shall be applicable to the shares of capital stock or other securities properly receivable upon the exercise of the Option after such consummation.

             (c) Stock Splits and Reverse Stock Splits. If at any time after the
                 -------------------------------------
initial formation of the Company, the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Shares receivable upon exercise of the Option shall thereby be proportionately increased; and, conversely, if at any time after the formation of the Company the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Shares receivable upon the exercise of the Option shall thereby be proportionately decreased.

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        10.  Officer's Certificate.  Whenever the Exercise Price or the Option
             ---------------------
or Shares issuable on exercise of the Option shall be adjusted as required by the provisions of paragraph 9 hereof, The Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and Shares determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Option Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Option Holder.

        11.  Notices to Option Holder.  So long as the Option shall be
             ------------------------
outstanding and unexercised in whole or in part (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) in the event of any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation, sale, lease or transfer of all or substantially all of the property and assets of The Company to another corporation, or voluntary or involuntary dissolution, the Company shall cause to be delivered to the Option Holder, at least ten days prior to the date specified in (a) or (b) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (a) a record is to be taken for the purpose of such dividend, distribution or rights, or (b) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

        12.  Governing Law.  This Agreement shall be governed by, and construed
             -------------
in accordance with, the laws of the State of Utah applicable to contracts entered into and to be performed wholly within such State.

        13.  Notices.  Notices and other communications to be given to the
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Option Holder shall be delivered by hand or mailed, postage prepaid, to 4892
South Rebecca Circle, Salt Lake City, Utah 84117, or such other address as the Option Holder shall have designated by written notice to the Company and to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 75 West Center Street, Provo, Utah 84601, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

        14.  Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
inure to the benefit of each party's successors, heirs or assigns.

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        IN WITNESS WHEREOF, the Company and the Option Holder have executed this
Agreement as of the 5th day of September 1996, but this Agreement shall be effective as of January 1, 1994.


                                     NU SKIN ASIA PACIFIC, INC.


                                     By: /s/ Blake M. Roney
                                         ------------------------
                                         Blake M. Roney, Chairman




                                     OPTION HOLDER


                                     /s/ M. Truman Hunt
                                     ----------------------------
                                     M. Truman Hunt


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